                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 12, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


                  1111 LOUISIANA
                  HOUSTON, TEXAS                          77002
     (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

ANNOUNCEMENT OF FOURTH QUARTER AND FULL YEAR 2003 RESULTS

         On February 12, 2004, CenterPoint Energy, Inc. ("CenterPoint Energy") reported fourth quarter and full year 2003 earnings. For additional information regarding CenterPoint Energy's fourth quarter and full year 2003 earnings, please refer to CenterPoint Energy's press release attached to this report as
Exhibit 99.1 (the "Press Release"), which Press Release, other than (i) the quotations therein from CenterPoint Energy's president and chief executive officer and (ii) the information therein in the first two paragraphs under the caption "Webcast of Earnings Conference Call" (collectively, the "Excluded Information"), is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            (c) Exhibits.

            The following exhibit is filed herewith:

            99.1 Press Release issued February 12, 2004 regarding CenterPoint Energy's fourth quarter and full year 2003 earnings.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information incorporated by reference in Item 5 of this report and the Excluded Information is incorporated by reference herein. The Excluded Information is being furnished, not filed, pursuant to Item 12. Accordingly, the Excluded Information will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   CENTERPOINT ENERGY, INC.



Date:  February 12, 2004                           By: /s/ James S. Brian
                                                      --------------------------
                                                       James S. Brian
                                                       Senior Vice President and
                                                       Chief Accounting Officer

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                        EXHIBIT DESCRIPTION
-------                       -------------------
99.1 Press Release issued February 12, 2004 regarding CenterPoint Energy's fourth quarter and full year 2003 earnings